UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2001

                        BIO-SOLUTIONS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                     33-25126-D                85-0368333
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(State or other jurisdiction         (Commission              (IRS Employer
   of incorporation)                  file number)          Identification No.)


3807 Hardy Street
Hattiesburg, MS                                                      39402
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:               (601) 271-7309

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          (Former name or former address, if changes since last report)




Copy of Communications to:

                                  Wayne Hartke
                                  The Hartke Building
                                  7637 Leesburg Pike
                                  Falls Church, VA 22043

ITEM  5.          OTHER EVENTS.


         On May 31, 2001, Bio-Solutions International, Inc. (the "Company"), a Nevada corporation, and Bio-Solutions International, Inc. ("BSNJ"), a New Jersey corporation, executed a Purchase Agreement of Assets and Liabilities, to be effective as of May 1, 2001. The Agreement (which is attached as an exhibit) provides for the sale, transfer and delivery to the Company all of the existing assets and business of BSNJ as a going concern, as well as all liabilities of BSNJ. Pursuant to the Agreement the Company tendered to the New Jersey corporation a total of 12,859,980 shares of the common stock of the Company as consideration for the Agreement. The New Jersey corporation is to be liquidated and the shares distributed to its shareholders as a part of the liquidation. Each shareholder of BSNJ is expected to receive two (2) shares of the Company in exchange for each share of BSNJ.

         Total issued and outstanding stock in the Company after effecting the Purchase Agreement of Assets and Liabilities is 37,214,285.

         Copies of the Purchase Agreement of Assets and Liabilities is filed herewith as Exhibit 2.1 and incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

ITEM  7.          FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

         (1) Financial statements of Bio-Solutions International, Inc., a New Jersey corporation, will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(d)      Pro forma financial information.

         (2) Pro forma financial information regarding the Acquisition will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(c)      Exhibits

Exhibit 2.1 Purchase Agreement of Assets and Liabilities between Bio-Solutions, International Inc., a Nevada corporation and Bio-Solutions International, Inc., a New Jersey corporation dated May 31, 2001.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                             Bio-Solutions International, Inc.
                                        (Registrant)



Date: June 6, 2001           By:    /s/ Louis H. Elwell, III, President
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                                    Louis H. Elwell, III
                                    Chairman of the Board and President